The Advisors’ Inner Circle Fund II

CARDINAL SMALL CAP VALUE FUND

Summary Prospectus | March 1, 2023

Institutional Class Shares: CCMSX

Advised By

CARDINAL CAPITAL MANAGEMENT, L.L.C.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.cardcap.com/mutualfunds. You can also get this information at no cost by calling 1-844-CCM-SEIC (1-844-226-7342), by sending an e-mail request to cardinalfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2023, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Cardinal Small Cap Value Fund

Investment Objective

The Cardinal Small Cap Value Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management Fees	0.70%
Other Expenses	0.31%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.02%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.02)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[1]	1.00%

[1]

The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

[2]

Cardinal Capital Management, L.L.C. (the “Adviser”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses (collectively, “Excluded Expenses”)) from exceeding 0.99% of the Fund’s Institutional Class shares’ average daily net assets until February 28, 2024 (the “Contractual Expense Limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including Excluded Expenses) and the Contractual Expense Limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the Contractual Expense Limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$102	$323	$561	$1,246

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies. The Adviser defines small capitalization companies as companies with market capitalizations, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell 2000 Index. The securities in which the Fund invests are primarily common stock and real estate investment trusts (“REITs”).

The Adviser uses a value investment strategy based on proprietary fundamental research. Value investing involves buying stocks that, in the view of the Adviser, are out of favor or undervalued relative to their peers. The Adviser emphasizes companies with the ability to generate discretionary cash flow after spending what is required to maintain the business at its current level of revenue, and to redeploy such cash flow to enhance value. The Adviser also looks for the following characteristics:

●	Stable and predictable business model

●	Motivated and competent management

●	Unduly depressed valuation

●	Catalyst for positive market revaluation

To manage risk, the Adviser seeks to adhere to a strong buy, hold and sell discipline. The Adviser may sell a security if (1) its expected return falls below certain levels due to price appreciation, (2) its market capitalization appreciates above the range of small capitalization securities, (3) there are, in the view of the Adviser, adverse changes in the fundamentals of the issuer, (4) the Adviser believes that the business model of the issuer becomes unpredictable, or (5) the Adviser believes better relative value exists elsewhere.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Small Capitalization Companies Risk — The risk that small capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small capitalization companies may be less liquid than the market for larger capitalization companies.

Value Style Risk — If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” may continue to be undervalued by the market for long periods of time.

REIT Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Manager Risk — The performance of the Fund is dependent upon the portfolio managers’ skill in making appropriate investments. The Adviser’s investment strategy may fail to produce the intended result. As a result, the Fund may underperform its benchmark or peers.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-844-CCM-SEIC (1-844-226-7342) or by visiting the Fund’s website at www.cardcap.com/mutualfunds.

BEST QUARTER	WORST QUARTER
29.93%	(38.81)%
(12/31/2020)	(03/31/2020)

Average Annual Total Returns for Periods Ended December 31, 2022

This table compares the Fund’s average annual total returns for the periods ended December 31, 2022 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Cardinal Small Cap Value Fund	1 Year	5 Years	Since Inception (4/1/14)
Fund Returns Before Taxes	(17.81)%	1.34%	4.62%
Fund Returns After Taxes on Distributions	(17.99)%	0.94%	4.14%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	(10.42)%	0.99%	3.59%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	(14.48)%	4.13%	5.73%

Investment Adviser

Cardinal Capital Management, L.L.C.

Portfolio Managers

Eugene Fox, Managing Partner and Portfolio Manager, has managed the Fund since its inception in 2014.

Robert Kirkpatrick, Managing Partner and Portfolio Manager, has managed the Fund since its inception in 2014.

Rachel Matthews, Partner and Portfolio Manager, has managed the Fund since its inception in 2014.

Robert Fields, Partner and Portfolio Manager, has managed the Fund since 2015.

Purchase and Sale of Fund Shares

To purchase Institutional Class shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $1,000,000. There are no minimums for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: Cardinal Small Cap Value Fund, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Cardinal Small Cap Value Fund, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 1-844-CCM-SEIC (1-844-226-7342).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The distributions made by the Fund generally are taxable, and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, you will generally not be subject to federal income taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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